Exhibit 99.2

HWN, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

HWN, Inc. (“HWN” or the “Company”), d/b/a High Wire Network Solutions, Inc., is a Chicago-based provider of engineering and installation services and staffing solutions and cybersecurity and other services to the telecommunications industry. HWN is a global provider of managed security, professional services and commercial/industrial electrical solutions delivered exclusively through a channel sales model. HWN’s Overwatch managed security platform-as-a-service offers organizations end-to-end protection for networks, data, endpoints and users via multiyear recurring revenue contracts in this fast-growing technology segment. HWN was incorporated in Delaware on January 20, 2017.

On February 7, 2019, HWN and JTM Electrical and Technology, LLC. (“JTM”), an Illinois Corporation, entered into an operating agreement through which HWN owns 50% of JTM.

On June 16, 2021, HWN completed a merger with Spectrum Global Solutions, Inc (“Spectrum”). The merger was accounted for as a reverse merger. At the time of the reverse merger, Spectrum’s subsidiaries included the ADEX Corporation, ADEX Puerto Rico, ADEX Canada LLC (collectively “ADEX”), AW Solutions Puerto Rico, LLC (“AWS PR”) and Tropical Communications, Inc. (“Tropical”).

On January 7, 2022, Spectrum Global Solutions, Inc. legally changed its name to High Wire Networks, Inc. For accounting purposes, HWN is the surviving entity and is referred to throughout as “HWN”, “High Wire”, or “the Company”.

The following unaudited pro forma condensed consolidated financial statements of the consolidated company (the “pro forma financial statements”) include the unaudited pro forma condensed consolidated balance sheet as of December 31, 2020, (the “pro forma balance sheet”), the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2021, and the twelve months ended December 31, 2020, as adjusted to give effect to the Company’s acquisition of Spectrum and the related financing transactions.

The pro forma balance sheet combines the historical condensed consolidated balance sheet of the Company as of March 31, 2021, and the historical condensed combined balance sheet of Spectrum as of March, 31, 2021, giving effect to the acquisition as if it had been consummated on March 31, 2021. The three month pro forma statement of operations combines the historical consolidated statement of operations of the Company and the historical condensed consolidated statement of operations of Spectrum for the 3 months ended March 31, 2021, each giving effect to the acquisition as if it had been consummated on January 1, 2021, the first day of the Company’s fiscal quarter ended March 31, 2021.

The pro forma financial statements are for informational purposes only and are not intended to represent or to be indicative of the actual results of operations or financial position that the consolidated company would have reported had the acquisition been completed as of the dates set forth in the pro forma financial statements, and should not be taken as being indicative of the consolidated company’s future consolidated results of operations or financial position.

The assumptions and estimates underlying the unaudited adjustments to the pro forma financial statements are described in the accompanying notes, which should be read together with the pro forma financial statements.

The pro forma financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and Spectrum historical information included herein.

1.	Basis of Presentation

High Wire Networks, Inc. (f/k/a Spectrum Global Solutions, Inc.) (“High Wire”) was incorporated in the State of Nevada on January 22, 2007. HWN, Inc., (d/b/a High Wire Network Solutions, Inc.).

HWN, Inc. (“HWN”) was incorporated in Delaware on January 20, 2017. HWN is a global provider of managed security, professional services and commercial/industrial electrical solutions delivered exclusively through a channel sales model. HWN’s Overwatch managed security platform-as-a-service offers organizations end-to-end protection for networks, data, endpoints and users via multiyear recurring revenue contracts in this fast-growing technology segment.

On February 7, 2019, HWN and JTM Electrical and Technology LLC (“JTM”), an Illinois Corporation, entered into an operating agreement through which HWN owned 50% of JTM.

On June 16, 2021, HWN completed a merger with Spectrum Global Solutions, Inc. The merger was accounted for as a reverse merger. At the time of the reverse merger, Spectrum’s subsidiaries included the ADEX Entities, AWS PR and Tropical.

On January 7, 2022, Spectrum Global Solutions, Inc. legally changed its name to High Wire Networks, Inc. For accounting purposes, HWN is the surviving entity and is referred to throughout as “HWN”, “High Wire”, or “the Company”.

These unaudited pro forma condensed consolidated financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP) and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual financial statements of the Company and Spectrum.

The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma condensed consolidated statements of operations, expected to have a continuing impact on the cconsolidated results following the business combination.

The business combination was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of Spectrum’s assets acquired and liabilities assumed.

These pro forma financial statements have been compiled from and include:

(a)	an unaudited pro forma balance sheet combining the audited balance sheet of the Company as at December 31, 2020, with the audited balance sheet of Spectrum as at December 31, 2020, giving effect to the transaction as if it occurred on December31, 2020.

(b)	an unaudited pro forma statement of operations combining the audited annual statement of operations of the Company for the year ended December, 31, 2020, with the audited statement of operations of Spectrum for the year ended December 31, 2020, giving effect to the transaction as if it occurred on January 1, 2020.

(c)	an unaudited pro forma statement of operations combining the audited annual statement of operations of the Company for the three months ended March 31, 2021, with the audited statement of operations of Spectrum for the three months ended March 31, 2021, giving effect to the transaction as if it occurred on January 1, 2021.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited consolidated financial statements of the Company for the three months ended March 31, 2021. Based on the review of the accounting policies of Spectrum, it is the Company’s management’s opinion that there are no material accounting differences between the accounting policies of the Company and Spectrum. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with the Company’s accounting policies.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The actual pro forma adjustments will depend on a number of factors, and could result in a change to the unaudited pro forma financial statements.

2.	Purchase Price

The fair value of the consideration transferred liabilities assumed are as follows:

Purchase consideration	Fair Value
Common stock	$5,561,975
Convertible debt	1,049,638
Derivative liabilities	6,929,000
Loans payable	2,377,400
Loans payable, related parties	2,447,252
Lease liabilities	106,615
Fair value of stock options	204,715
Fair value of warrants	362,687
Fair value of Series A Preferred	1,024,000
Fair value of Series D Preferred	1,271,000
Total purchase price	$21,334,282

The fair value of the net assets acquired are as follows:

Allocation of purchase consideration
Working capital	$781,470
Other assets	12,893
Contract assets	426,647
Goodwill	13,667.934
Customer lists	4,720,863
Tradenames	1,724,475
Total enterprise value	$21,334,282

The preliminary allocation of consideration to the assets acquired and liabilities assumed at their estimated acquisition date fair values.

3.	Pro Forma Adjustments

The pro forma adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The pro forma financial statements incorporate the following pro forma adjustments:

(a)	Represents the elimination of Spectrum and HWN historical equity common stock.

(b) (c) (d)

Represents the fair value of the common stock assumed in the reverse merger.

Represents the elimination of the historical value of the Spectrum preferred stock.

Represents the fair value of the Series A, Series B and Series D Preferred Stock assumed in the reverse merger.

(e)	Represents the payment of the estimated transaction costs of $200,000 related to the acquisition of Spectrum.

(f)	Reflects the adjustment of historical intangible assets acquired by the Company to their estimated fair values. As part of the preliminary valuation analysis, the Company identified intangible assets, including trade names, and customer relationships. The fair value of identifiable intangible assets is determined primarily using the “Relief from Royalty Method,” and the “Multiple Period Excess Earnings Method”.

(g)	Reflects adjustment to remove Spectrum’ historical goodwill of $331,223 and record goodwill associated with the acquisition of $13,562,296 as described Note 2.

(h)	Reflects adjustment to reflect the Spectrum shares outstanding as of March 31, 2021

(i)	Reflects adjustment to reflect the Spectrum shares outstanding as of December 31, 2020.

HWN, Inc.

Unaudited Proforma Condensed Consolidated Statement of Operations

For the twelve months ended December 31, 2020

	HWN, Inc.	Spectrum Global Solutions, Inc.	Adjustments Pro forma Adjustments	Consolidated
Revenues	$15,756,944	$18,677,444	$-	$34,434,388

Operating expenses:
Cost of goods sold	9,897,718	15,403,987	-	25,301,705
Depreciation and amortization	284,571	54,248	378,696 (f)	717,515
Goodwill impairment	-	-	-	-
General and administrative	6,983,632	7,523,991	200,000 (e)	14,707,623

Total operating expenses	17,165,921	22,982,226	578,696	40,726,843
(Loss) income from operations	(1,408,977)	(4,304,782)	(578,696)	(6,292,455)

Other income (expenses):
Interest expense	(167,771)	(1,057,064)	-	(1,224,835)
Loss on settlement of debt	-	(2,623,379)	-	(2,623,379)
Amortization of debt discounts on convertible debentures and loans payable	-	(651,129)	-	(651,129)
Default and debt extension fees	-	(120,903)		(120,903)
Changes in fair value of derivative instrument	-	(662,968)	-	(662,968)
Exchange loss	-	(3,991)	-	(3,991)
Initial derivative expense	-	(594,803)	-	(594,803)
Gain on PPP loan forgiveness	873,400		-	873,400

Loss on return of common stock	-	(194,732)	-	(194,732)

Loss on fair value of additional shares	-	(177,746)	-	(177,746)
other income	27,183	-	-	27,183
Total other (expense) income	732,812	6,086,715)	-	(5,353,903)
(Loss) income before benefit for income taxes	(676,165)	(10,391,497)	(578,696)	(11,646,658)

Benefit for income taxes	-	1,908	-	1,908
Net (loss) income from continuing operations	(676,165)	10,393,405)	(578,696)	(11,646,566)

Net loss from discontinued operations, net of tax	-	(7,316,891)	-	(7,316,891)

Net Loss	(676,165)	(17,710,296)	(578,696)	(18,965,547)

Net loss attributable to non-controlling interest	16,918	-	-	16,918

Net loss (income) attributable to HWN, Inc common stock holders	$(693,083)	$(17,710,296)	$(578,696)	$(18,965,457)

Basic and diluted loss per share attributable to HWN, Inc. common stockholders:	$(395.14)			$(1.44)

Basic weighted average number of common shares outstanding	1,754		13,187,197 (i)	13,188,951
Diluted weighted average number of common shares outstanding	1,754		13,187,197 (i)	13,188,951

HWN, Inc.

Unaudited Proforma Consolidated Condensed Balance Sheets

As of December 31, 2020

	HWN, Inc Consolidated	Spectrum Global Solutions, Inc.	Adjustments		Proforma Consolidated
ASSETS

Current assets;
Cash	$436,448	$580,800	$(200,000)	(e)	$817,248
Accounts receivable, net of allowances	2,286,023	2,481,124	-		4,767,145
Contract Assets	60,862	167,649	-		228,511
Other current assets	151,795	13,025	-		164,820
Total current assets	2,935,128	3,242,598	(200,000)		5,977,726

Property and equipment, net	475,441	14,186	-		489,627
Goodwill	2,607,632	331,223	13,231,073	(g)	16,169,928
intangible assets, net of accumulated amortization	1,401,144	622,568	5,822,770	(f)	7,846,482
Operating right of use assets	239,489	116,817	-		356,306
Total assets	$7,658,834	$4,327,392	$18,853,843		$30,840,069

LIABILITIES AND STOCKHOLDERS’ DEFECIT (EQUITY)

Current liabilities:
Accounts payable and accrued expenses	$1,494,178	$2,369,477	$-		3,863,655
Contract liabilities	214,450	287,775	-		502,225
Notes payable, current portion, net of debt discount	65,453	532,381	-		597,834
Notes payable, related parties, current portion	557,858	-	-		557,858
Convertible debentures, current portion, net of debt discount	-	1,002,463	-		1,002,463
Factor financing	-	1,914,611	-		1,914,611
Derivative liabilities, current portion	-	3,028,504	2,124,474		5,152,978
Warrant liability	-	100,000			100,000
Operating lease liabilities, current portion	86,510	122,838	-		209,348
Total current liabilities	2,418,449	9,358,049	2,124,474		13,900,972

Long term liabilities
Convertible loans payable to related parties	-	577,925			577,925
Loans payable, net of current portion	595,741	2,920,125			3,515,866
Loans payable to related parties, net of current portion	1,735,114	-			1,735,114
Operating lease liabilities, net of current portion	196,594	-	-		196,594
Derivative liabilities, net of current portion	-	362,000			362,000
Total long term liabilities	2,527,449	3,860,050	-		6,387,499
Total liabilities	4,945,898	13,218,099	2,124,474		20,288,471

Commitments and contingencies

Series A preferred stock	-	737,403	(374,716)	(c,d)	362,687
Series B preferred stock	-	484,530	539,470	(c,d)	1,024,000
Series D preferred stock	-	-	1,271,000	(d)	1,271,000
Total mezzanine equity	-	1,221,933	1,435,754		2,657,687

Stockholder’s Equity (Deficit)
Common stock	-	132	-	(a) (b)	132
Additional paid-in-capital	718,542	38,292,653	(33,731,810)	(a) (b)	5,279,385
Treasury stock at cost	(420,000)	(277,436)	697,436	(a)	-
Common stock subscribed	-	74,742	(74,742)	(a)	-
Accumulated deficit	802,370	(48,202,731)	48,402,731	(a)	1,002,370

Total stockholders’ equity (deficit)	1,100,912	(10,112,640)	15,293,615		6,281,887

Non-controlling interest	1,612,024	-			1,612,024

Total stockholders’ equity (deficit)	2,712,936	(10,112,640)	15,293,615		7,893,911

Total liabilities, non controlling interest and stockholders equity (deficit)	$7,658,834	$4,327,392	$18,853,843		$30,840,069

HWN, Inc.

Unaudited Proforma Condensed Consolidated Statement of Operations

For the three Months ended March 31, 2021

	HWN, Inc.	Spectrum Global Solutions, Inc.	Adjustments Pro forma Adjustments	Proforma Consolidated
Revenues	$5,073,840	$4,065,989	$-	$9,139,829

Operating expenses:
Cost of goods sold	2,978,544	3,355,670	-	6,334,214
Depreciation and amortization	65,127	13,520	94,674 (f)	173,321
General and administrative	1,867,968	1,248,118	200,000 (e)	3,316,086
	-	-	-	-
Total operating expenses	4,911,639	4,617,308	294,674	9,823,621
(Loss) income from operations	162,201	(551,319)	(294,674)	(683,792)

Other income (expenses):
Interest expense	(44,428)	(94,704)	-	(139,132)
Loss on settlement of debt	-	(1,199,373)	-	(1,199,373)
Amortization of debt discounts on convertible debentures and loans payable	-	(175,855)	-	(175,855)
Changes in fair value of derivative instrument	-	(5,270,344)	-	(5,270,344)
Exchange loss	-	(5,706)	-	(5,706)
Initial derivative expense	-	(2,470,000)	-	(2,470,000)
Loss on contract cancellation	-	(164,950)	-	(164,950)
Loss on settlement of warrants	-	(117,655)	-	(117,655)
Loss on fair value of additional shares	-	(41,730)	-	(41,730)
PPP loan forgiveness	250,800	-	-	250,800
Other income	333	-	-	333
Total other (expense) income	206,705	(9,540,317)	-	(9,333,612)
(Loss) income before benefit for income taxes	368,906	(10,091,636)	(294,674)	(10,017,404)

Benefit for income taxes	-	-	-	-
Net (loss) income	368,906	(10,091,636)	(294,674)	(10,017,404)

Net loss attributable to non-controlling interest	499,170	-	-	499,170
Net (loss) income attributable to HWN, Inc	(130,264)	(10,091,636)	(294,674)	(10,516,574)

Less dividends on preferred stock	-	83,987	-	83,987
Net loss (income) attributable to HWN, Inc common stockholders	$(130,264)	$(10,007,649)	$(294,674)	$(10,432,587)

Basic and diluted loss per share attributable to HWN, Inc. common stockholders:	$(74.27)			$(0.46)

Basic weighted average number of common shares outstanding	1,754		22,642,075 (h)	22,643,829
Diluted weighted average number of common shares outstanding	1,754		22,642,075 (h)	22,643,829